UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2006
Cyberonics, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	000-19806	76-0236465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 Cyberonics Blvd., Houston, Texas 77058
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code 281-228-7200
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On June 8, 2006, the Chief Financial Officer of Cyberonics, Inc. (“Company”) circulated an e-mail to the Company’s investors for purposes of responding to certain assertions made in the SunTrust Robinsons HumphreySM (STRH) report issued on June 8, 2006 by Amit Hazan. The e-mail indicates that the assertions and claims made in the STRH report are inaccurate and without merit. A copy of the e-mail to the Company’s investors is attached as Exhibit 99.1.
     In accordance with General Instructions B.2. of Form 8-K, the communication attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
Exhibit 99.1 — Communication of Cyberonics, Inc. dated June 8, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBERONICS, INC.
By:	/s/ Pamela B. Westbrook
	Name:	Pamela B. Westbrook
	Title:	Vice President, Finance and Administration and Chief Financial Officer

June 9, 2006

INDEX TO EXHIBITS
Exhibit 99.1 — Communication of Cyberonics, Inc. dated June 8, 2006.